Exhibit 99.2

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V05501-P90540 For Against Abstain For Against Abstain ! ! ! INVESTOR RELATIONS OFFICE PROPERTIES INCOME TRUST 255 WASHINGTON STREET, SUITE 300 NEWTON, MASSACHUSETTS 02458 AUTHORIZE YOUR PROXY BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time, on [ ], 2023. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to submit your voting instructions. AUTHORIZE YOUR PROXY BY TELEPHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Time, on [ ], 2023. Have your proxy card in hand when you call and then follow the instructions. If the meeting is postponed or adjourned, the above times will be extended to 11:59 p.m., Eastern Time, on the day before the reconvened meeting. AUTHORIZE YOUR PROXY BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Office Properties Income Trust, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. VOTE BY VIRTUALLY ATTENDING THE MEETING During the Meeting - Go to https://www.viewproxy.com/OfficePropertiesIncomeTrustSM/2023 You may attend the meeting via the Internet and vote during the meeting. Have your proxy card in hand when you access the website and follow the instructions provided on the website. SCAN TO VIEW MATERIALS & VOTEw THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. (NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name, by authorized officer, indicating title. If a partnership, please sign in partnership name by authorized person indicating title.) OFFICE PROPERTIES INCOME TRUST The Board of Trustees recommends a vote FOR Proposals 1, 2 and 3. ! ! ! For Against Abstain ! ! ! 1. Proposal 1 - The OPI Merger Proposal: To approve the merger of Diversified Healthcare Trust (“DHC”) with and into OPI (the “Merger”), with OPI as the surviving entity in the Merger, pursuant to the terms and subject to the conditions of the agreement and plan of merger, dated as of April 11, 2023, as it may be amended from time to time (the “Merger Agreement”), by and among OPI and DHC 2. Proposal 2 - The OPI Share Issuance Proposal: To authorize the issuance of common shares of beneficial interest, $.01 par value per share, of OPI, to DHC shareholders, pursuant to the terms and subject to the conditions of the Merger Agreement (the “OPI Share Issuance Proposal”) 3. Proposal 3 - The OPI Adjournment Proposal: To approve the adjournment of the OPI special meeting from time to time, if necessary or appropriate, including to solicit additional proxies in favor of the OPI Merger Proposal and/or the OPI Share Issuance Proposal if there are insufficient votes at the time of such adjournment to approve such proposals (the “OPI Adjournment Proposal”) PRELIMINARY PROXY CARD - SUBJECT TO COMPLETION

V05502-P90540 OFFICE PROPERTIES INCOME TRUST SPECIAL MEETING OF SHAREHOLDERS [ ], 2023, [ ] a.m., Eastern Time This proxy is solicited on behalf of the Board of Trustees of Office Properties Income Trust. The undersigned shareholder of the Company hereby appoints Jennifer B. Clark and Adam D. Portnoy, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders of the Company to be held virtually via the Internet at https://www.viewproxy.com/OfficePropertiesIncomeTrustSM/2023 on [ ], 2023, at [ ] a.m., Eastern Time, and any postponement or adjournment thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at the meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of joint proxy statement/solicitation, which includes the Notice of Special Meeting of Shareholders, each of which is incorporated herein by reference, and revokes any proxy heretofore given with respect to the meeting. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS EXECUTED, BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR PROPOSALS 1, 2 AND 3. ADDITIONALLY, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST BY THE PROXIES, IN THEIR DISCRETION, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. See reverse for instructions on how to authorize a proxy. 1. Approval of the OPI Merger Proposal; 2. Approval of the OPI Share Issuance Proposal; 3. Approval of the OPI Adjournment Proposal; THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders The Notice and Proxy Statement/Prospectus is available at www.proxyvote.com Proxy